Related Party Transactions and Balances (Tables)	12 Months Ended
Dec. 31, 2024
Related Party Transactions [Abstract]
Schedule of Related Party Transactions and Balances

(a) The Company entered into the following transactions in the normal course of operations with related parties:

	For the year ended December 31,
	2024	2023 (Restated)	2022 (Restated)	2021 (Restated)
Rent expenses to SinoBioway Biotech Group Co. Ltd. ("SinoBioway") (i)	$—	$252	$796	$830
Rent expenses to Dalian Jin Gang Group ("Jin Gang") (ii)	21	22	23	21
Interest income from Keyvac (iii)	876	—	—	—
Interest income from Synermore Biologics (Suzhou) Co., Ltd. ("Synermore") (iv)	263	—	—	—
Sales revenue from Keyvac (v)	10,980	—	—	—
Service revenue from Synermore Biologics (Suzhou) Co., Ltd. ("Synermore") (vi)	206	—	—	—

(i) We entered into four operating lease agreements with SinoBioway, the non-controlling shareholder of Sinovac Beijing, with respect to Sinovac Beijing's production plant and laboratory in Beijing, China. The titles of those property we leased were transferred to Beijing Haixinyu Urban Renewal Group Co., Ltd. since May 2023, and the lease is not deemed as transactions with related parties.

(ii) In 2019, the Company entered into an operating lease agreement with Jin Gang, the non-controlling shareholder of Sinovac Dalian, to rent refrigeration storage. As of December 31, 2024, no right-of use asset and non-current lease liability related to the lease with Jin Gang were recorded, as the agreement expired on December 31, 2024.

(iii) In 2024, the Company entered into two loan agreements with Keyvac, with a total principles amounted $25 million. These loans will be repaid on June 8, 2027 and December 19, 2027 respectively. These loans were unsecured, bearing an annual interest rate at 8% and payable quarterly. The amount represents the interest income for the year ended December 31, 2024.

(iv) In 2024, the Company entered into a loan agreement with Synermore, a subsidiary of SKY Biologics, with an amount of principle $9 million (RMB 63 million). A supplementary agreement was signed in May 2025, whereby the loan term has been extended from May 21, 2025 to May 21, 2028. This loan was unsecured, bearing an annual interest rate at 5% and payable on due date. The amount represents the interest income for the year ended December 31, 2024.

(v) In 2024, the Company sold vaccines to Keyvac, and the amount represents revenue from vaccines sales for the year ended December 31, 2024.

(vi) In 2024, the Company provided vaccine pharmacovigilance services to Synermore, and the amount represents the revenue from services provided for the year ended December 31, 2024.

(vii) In 2023, Sinovac Life Sciences entered into an agreement with China Minsheng Bank Co., Ltd to provide a loan guarantee to SKY Biologics in the amount of approximately $194.4 million (RMB1.4 billion). Sinovac Hong Kong and Keding Investment (Hong Kong) Limited hold 45.00% and 55.00% equity interests in SKY Biologics, respectively, and also have provided counter guarantees to Sinovac Life Science proportionately with respect to its loan guarantee.

Summary of Significant Related Party Balances	The Company had the following significant related party balances as of December 31, 2024, 2023, 2022 and 2021:

	December 31,
	2024	2023 (Restated)	2022 (Restated)	2021 (Restated)
Current:
Due from
Interest receivable (i)	$538	$—	$—	$—
Accounts receivable (ii)	10,893	—	—	—
Due to
Loan (iii)	—	—	4,350	1,569
Interest payable (iii)	—	—	8	13
Non - current:
Due from
Loan (i)	33,612	—	—	—
Due to
Loan (iii)	—	—	—	4,708
	$45,043	$—	$4,358	$6,290